U. S. SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                             AMENDMENT NO 1 TO
                                  FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: June 19, 2002

                       BENCHMARK TECHNOLOGY CORPORATION
             -----------------------------------------------------
            (Exact Name of registrant as specified in its Charter)


         Nevada                    0-31715              91-2007478
------------------------     -------------------    -------------------
(State of Incorporation)     Commission File No.     (IRS Employer
                                                    Identification No.)

       1250 South Burnham, Ste. 212, Las Vegas, NV            89104
       --------------------------------------------------------------
       (Address of principal executive offices)            (Zip Code)

              Registrant's telephone number, (702) 384-8692
                                             --------------

                              Not Applicable
                   --------------------------------------
                   (Registrant's former name and address)

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS FOR PURPOSES OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995.

Certain statements in this report, including statements in the following discussion which are not statements of historical fact, are what are known as "forward looking statements," which are basically statements about the future, and which for that reason, involve risk and uncertainty, since no one can accurately predict the future. Words such as "plans," "intends," "will," "hopes," "seeks," "anticipates," "expects," "goal" and "objective" often identify such forward looking statements, but are not the only indication that a statement is a forward looking statement. Such forward looking statements include statements of our plans and objectives with respect to the present and future operations of the Company, and statements which express or imply that such present and future operations will or may produce revenues, income or profits. Numerous factors and future events could cause the Company to change such plans and objectives, or fail to successfully implement such plans or achieve such objectives, or cause such present and future operations to fail to produce revenues, income or profits. Therefore, the reader is advised that the following discussion should be considered in light of the discussion of risks and other factors contained in this Form 8K and in the Company's other filings with the Securities and Exchange Commission, and that no statements contained in the following discussion or in this Form 8-K should be construed as a guarantee or assurance of future performance or future results.


Item 1. Changes in Control of Registrant.

     On June 4, 2002, Benchmark Technology Corporation (the "Company") entered into a Business Combination Agreement with International Glass Protection, Inc., ("IGP"), a Nevada corporation and its shareholders. The agreement provided that the Company would acquire all of the issued and outstanding common stock of IGP in exchange for Eleven Million (11,000,000) Company common shares. These shares will be issued to the IGP shareholders under the securities transaction exemption afforded by Section 4(2) of the Securities Act of 1933. These shares are restricted securities. These shares will not be available for public resale without registration under applicable securities laws or exemptions from those registration requirements.

     The majority of the shares issued in this Business Combination, 10,327,276, will be issued to Thunderbox Limited in exchange for its controlling interest in IGP. Thunderbox will now control 74.1% of our voting common stock.

     Table 1 lists the persons who are known to the Company to be the owners of more than five percent of the Company's equity shares according to the Company's records giving effect to the stock issued to the IGP shareholders as outlined in the Business Combination Agreement. Beneficial ownership of more than 5% based on 13,940,000 common shares.

(a)   Beneficial Ownership of 5%.


Table 1.

     (1)                  (2)                 (3)               (4)
Title of Class     Name and Address   Amount and Nature  Percent of Class
--------------     ----------------   -----------------  ----------------
Common Stock
Thunderbox Limited                        10,327,276           74.10%
Thomas C. Cook Client Trust Acct.            900,000            6.45%
LaDonna Tebo                                 970,000            6.95%


(b) Security Ownership of Management. Table 2 sets out the Company shares owned by management. It is based on 13,940,000 shares giving effect to the shares issued in the Business Combination.


Table 2.

     (1)                  (2)                 (3)               (4)
Title of Class     Name and Address   Amount and Nature  Percent of Class
--------------     ----------------   -----------------  ----------------
John Dean Harper   1250 S. Burnham #212     339,963            2.85%
                   Las Vegas, NV 89104
                                            ------------------------
Common             All Directors
                   /Officers Group          339,963            2.85%


Item 2. Acquisition or Disposition of Assets.

Background
----------

(a) On June 4, 2002, Benchmark Technology Corporation (the "Company") entered into a Business Combination Agreement with International Glass Protection, Inc., ("IGP"), a Nevada corporation and its shareholders. The agreement provides that the Company would acquire all of the issued and outstanding common stock of IGP in exchange for Eleven Million (11,000,000) Company common shares. These shares will be issued to the six (6) IGP shareholders under the securities transaction exemption afforded by Section 4(2) of the Securities Act of 1933. These shares will be considered restricted securities and will not be available for public resale without registration under applicable securities laws or exemptions from those registration requirements.

Thunderbox Limited will be issued 9,732,652 company shares in exchange for 9,341,575 IGP shares. John Dean Harper will be issued 320,388 company shares in exchange for 307,515 IGP shares. Jason Crane will be issued 313,601 company shares in exchange for 301,000 IGP shares. Global Glass Guard, Inc. will be issued 152,112 company shares in exchange for 146,000 IPG shares. Davotti Pty. LTD., will be issued 386,125 company shares in exchange for 370,610 IGP shares. (Note: 141,500 shares of the 386,125 to be issued Davotti Pty. Ltd. are subject to cancellation due to unreceived assets.) D C Services will be issued
95,122 company shares in exchange for 91,300 IGP shares. As of the date of this filing, Mr. Crane had not signed the Business Combination Agreement.

Prior to the business combination transaction, the Company had 2,940,000 shares issued and outstanding. Following the business combination transaction and share issuance the Company will have 13,940,000 shares issued and outstanding.

A copy of the Amended Business Combination Agreement is filed as Exhibit 2.0 to this report.

(b) There are presently no formal, informal, written or oral agreements which may result in a change of control of the Company as disclosed in this report.


Certain Relationships and Related Transactions
----------------------------------------------

     The consideration exchanged in Business Combination was negotiated between the Company and IGP in a transaction with management. The management of the Company and IGP consists of the same individual, John Dean Harper. The transaction does not represent an arms-length transaction.

Item 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

     IGP was incorporated in Nevada on September 14, 2001. IGP is a development stage company which has had no revenues. Its business plan calls for the application and sale of a line of safety and security laminated film products.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of business acquired.

    Exhibit A  -  International Glass Protection, Inc. Financials
    Exhibit B  -  Unaudited Proforma Consolidated Financial Data

(b) Pro Forma Financial Information. The pro forma financial information relating to the transaction described in Items 1 and 2 are included herewith.

(c) Index to Exhibits.

     Exhibit Number                Description
     --------------                -----------
         2.1        Business Combination Agreement            Filed Previously
         2.2        Amended Business Combination Agreement    This filing

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  Benchmark Technology Corporation

Dated:  September 10, 2002

                                  /s/ John Dean Harper
                                  --------------------------
                                  By: John Dean Harper
                                  Title: President

Exhibit A  -  International Glass Protection, Inc. Financial Statements


                     INTERNATIONAL GLASS PROTECTION, INC.
                         (A Development Stage Company)

                             FINANCIAL STATEMENTS

                               DECEMBER 31, 2001

                                   CONTENTS
                                   --------



                                                      PAGE
                                                      ----
INDEPENDENT AUDITORS' REPORT                          F-1
BALANCE SHEET                                         F-2
STATEMENT OF OPERATIONS                               F-3
STATEMENT OF STOCKHOLDERS' EQUITY                     F-4
STATEMENT OF CASH FLOWS                               F-5
NOTES TO FINANCIAL STATEMENTS                         F-6-12


                         INDEPENDENT AUDITORS' REPORT


TO THE BOARD OF DIRECTORS OF INTERNATIONAL GLASS PROTECTION, INC.:

We have audited the accompanying balance sheet of International Glass Protection, Inc. (A Development Stage Company) as of December 31, 2001 and the related statements of operations, stockholders' equity and cash flows for the period from September 14, 2001 (inception) to December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of International Glass Protection, Inc. as of December 31, 2001 and the results of its operations and its cash flows for the period from September 14, 2001 (inception) to December 31, 2001, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has no established source of revenue, has negative working capital and its limited capital resources raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.


                                MERDINGER, FRUCHTER, & COMPANY, P.C.
                                Certified Public Accountants

New York, New York
August 16, 2002

                     INTERNATIONAL GLASS PROTECTION, INC.
                         (A Development Stage Company)
                                 BALANCE SHEET

                               DECEMBER 31, 2001


BALANCE SHEET

ASSETS
Current assets                                                       $        -

Property and equipment, net of accumulated depreciation of $-0-         320,410
Security deposit                                                         30,000
Deferred lease acquisition costs, net of accumulated
amortization of $12,429                                                 103,571
                                                                     ----------
   Total assets                                                      $  453,981
                                                                     ==========


LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
 Cash overdraft                                                      $      199
 Accrued expenses                                                        77,659
 Note payable                                                            10,000
                                                                     ----------
   Total current liabilities                                             87,858

Notes payable                                                            34,930
                                                                     ----------
   Total liabilities                                                    122,788
                                                                     ----------

Stockholders' Equity
 Common Stock, $0.001 par value;
   75,000,000 shares authorized,
   10,416,500 shares issued and outstanding                              10,416
 Additional paid-in capital                                           1,065,019
 Deficit accumulated during the development stage                     (744,242)
                                                                     ----------
   Total stockholders' equity                                           331,193
                                                                     ----------
      Total liabilities and stockholders' equity                     $  453,981
                                                                     ==========


The accompanying notes are an integral part of these financial statements.

                     INTERNATIONAL GLASS PROTECTION, INC.
                         (A Development Stage Company)
                            STATEMENT OF OPERATIONS
                    FOR THE PERIOD FROM SEPTEMBER 14, 2001
                       (INCEPTION) TO DECEMBER 31, 2001


STATEMENT OF OPERATIONS

Revenue                                                              $        -

General and administrative expenses                                     744,242
                                                                     ----------

Loss from operations before provision for income taxes                (744,242)
Provision for income taxes                                                   -
                                                                     ----------
Net loss                                                             $(744,242)
                                                                     ==========

Net loss per share - basic and diluted                               $   (0.07)
                                                                     ==========
Weighted average number of common shares outstanding                 10,416,500
                                                                     ==========


The accompanying notes are an integral part of these financial statements.

                     INTERNATIONAL GLASS PROTECTION, INC.
                         (A Development Stage Company)
                       STATEMENT OF STOCKHOLDER'S EQUITY
              SEPTEMBER 14, 2001 (INCEPTION) TO DECEMBER 31, 2001


STATEMENT OF STOCKHOLDER'S EQUITY

                                                        Deficit
                                                      Accumulated
                                           Additional During the     Total
                              Common Stock   Paid-In  Development Stockholders'
                             Shares   Amount Capital     Stage       Equity
                           --------- ------- -------- ----------- -------------
Balance, Sep 14, 2001              - $     - $      - $         - $           -
Shares issued for services
- Sep 15, 2001                 1,000       1      999           -         1,000

Shares issued for property
 and equipment -
 Sep 19, 2001                 91,300      91   91,209           -        91,300
Shares issued for property
 and equipment -
   Sep 19, 2001              229,110     229  228,881           -       229,110

Shares issued to acquire
 lease and security
  deposit - Sep 19,2001      146,000     146  145,854           -       146,000

Shares issued to acquire
 dealer rights  -
  Sep 19, 2001 (recorded
  at historical cost)      9,341,575   9,342  (9,342)           -             -

Shares issued for services-
 October 1, 2001             300,000     300  299,700           -       300,000

Shares issued for services-
 October 1, 2001             307,515     307  307,208           -       307,515

Expenses paid stockholder          -       -      510           -           510

Net loss                           -       -         -   (744,242)    (744,242)
                          ---------- ------- ---------  ---------- ------------
Balance, Dec 31, 2001     10,416,500 $10,416 $1,065,019 $(744,242) $    331,193
                          ========== ======= ========== ========== ============

The accompanying notes are an integral part of these financial statements.

                     INTERNATIONAL GLASS PROTECTION, INC.
                         (A Development Stage Company)
                            STATEMENT OF CASH FLOWS
              SEPTEMBER 14, 2001 (INCEPTION) TO DECEMBER 31, 2001


STATEMENT OF CASH FLOWS

CASH FLOWS FROM OPERATING ACTIVITIES
   Net loss                                                          $ (744,242)
   Stock-based compensation                                             608,515
   Expenses paid by stockholder                                             510
   Amortization                                                          12,429
   Accrued expenses                                                      77,659
                                                                     ----------
Net cash used in operating activities                                   (45,129)
                                                                     ----------

CASH FLOWS FROM FINANCING ACTIVITIES
   Cash overdraft                                                           199
   Loans payable                                                         44,930
                                                                     ----------
Net cash provided by financing activities                                45,129
                                                                     ----------
NET INCREASE IN CASH AND CASH EQUIVALENTS                                     -
CASH AND CASH EQUIVALENTS - September 14, 2001                                -
                                                                     ----------
CASH AND CASH EQUIVALENTS - December 31, 2001                        $        -
                                                                     ----------


SUPPLEMENTAL INFORMATION:

   During the initial period September 14, 2001 to December 31, 2001, the Company paid no cash for interest or income taxes.


The accompanying notes are an integral part of these financial statements.

                     INTERNATIONAL GLASS PROTECTION, INC.
                         (A Development Stage Company)
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2001



NOTE 1 -   DESCRIPTION  OF  BUSINESS  AND SUMMARY OF  SIGNIFICANT  ACCOUNTING
           POLICIES

           Nature of Operations
           --------------------
           International Glass Protection, Inc. (the "Company") is currently a development-stage company under the provisions of the Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards ("SFAS") No. 7. The Company was incorporated under the laws of the state of Nevada on September 14, 2001. The Company will be a provider of a line of safety and security laminated film products. A major focus will be the automated lamination of the Company's safety and security product line directly to regular glass plate. The Company's offices and production facilities are located in Las Vegas, Nevada. It will offer its products through a nationwide dealer network.

           Basis of Presentation
           ---------------------
           The accompanying financial statements have been prepared in conformity with generally accepted accounting principles, which contemplate continuation of the Company as a going concern. However, the Company has experienced net operating losses of $744,242 since inception, has no established source of revenue and has a working capital deficit. These factors raise substantial doubt about the Company's ability to continue as a going concern.

           Management  is  continuing to pursue financial investments through
           private placement  equity  offerings.   The  Company has also been
           acquired by a public company in a reverse acquisition.

           Use of Estimates
           ----------------
           The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

           Cash and Cash Equivalents
           -------------------------
           The Company considers all highly liquid investments purchased with
           original  maturities  of  three   months   or   less  to  be  cash
           equivalents.

                     INTERNATIONAL GLASS PROTECTION, INC.
                         (A Development Stage Company)
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2001


NOTE 1 - DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

           Income Taxes
           ------------
           Income taxes are provided for based on the liability method of accounting pursuant to SFAS No. 109, "Accounting for Income Taxes." Deferred income taxes, if any, are recorded to reflect the tax consequences on future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each year-end.

           Long-Lived Assets
           -----------------
           Long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that the related carrying amount may not be recoverable. Recovery of assets to be held and used is measured by a comparison of the carrying amount of the assets to the future net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less the cost to sell.

           Stock-Based Compensation
           ------------------------
           The Company has adopted the intrinsic value method of accounting for stock-based compensation in accordance with Accounting Principles Board Opinion ("APB") No. 25, "Accounting for Stock Issued to Employees" and related interpretations. The Company has adopted only the disclosure provisions of SFAS No. 123, "Stock Based Compensation," for equity instruments issued to employees. The Company applies all of the provisions of SFAS No. 123 to equity instruments issued to other than employees.

           Property and Equipment
           ----------------------
           Property  and   equipment  is  stated  at  cost.   Depreciation  and
           amortization will be computed using the straight-line method. The estimated useful lives of the assets are as follows:

             Leasehold improvements                     39  years or life of
                                                            lease
             Automobiles                                5 years
             Furniture, Fixtures and Equipment          5 to 7 years

                     INTERNATIONAL GLASS PROTECTION, INC.
                         (A Development Stage Company)
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2001


NOTE 1 - DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

           The costs of maintenance and repairs are charged to expense when incurred; costs of renewals and betterments are capitalized. Upon the sales or retirement of property and equipment, the cost and related accumulated depreciation are eliminated from the respective accounts and the resulting gain or loss is included in operations.

           Depreciation will commence upon the placement of assets into service.

           Earnings Per Share
           ------------------
           The Company calculates earnings per share in accordance with SFAS No. 128, "Earnings Per Share", which requires presentation of basic earnings per share ("BEPS") and diluted earnings per share ("DEPS"). The computation of BEPS is computed by dividing income available to common stockholders by the weighted average number of outstanding common shares during the period. DEPS gives effect to all dilutive potential common shares outstanding during the period. The computation of DEPS does not assume conversion, exercise or contingent exercise of securities that would have an antidilutive effect on earnings. As of December 31, 2001, the Company has no potentially dilutive securities outstanding.

           Comprehensive Income
           --------------------
           SFAS No. 130, "Reporting Comprehensive Income," establishes standards for the reporting and display of comprehensive income and its components in the financial statements. The Company had no items of other comprehensive income and therefore has not presented a statement of comprehensive income.

                     INTERNATIONAL GLASS PROTECTION, INC.
                         (A Development Stage Company)
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2001


NOTE 2 -   INCOME TAXES

           The components of the provision for income taxes for the period from September 14, 2001 (inception) to December 31, 2001 are as follows:


           Current tax expense
             U.S. federal                                       $       -
             State and local                                            -
                                                                ---------
           Total current                                                -
                                                                ---------

           Deferred tax expense
             U.S. federal                                               -
             State and local                                            -
                                                                ---------
           Total deferred                                               -
                                                                ---------

           Total tax provision from
            continuing operations                               $       -
                                                                =========

           The reconciliation of the effective income tax rate to the Federal statutory rate is as follows:

           Federal Income Tax Rate                                     34.0%
           Effect of Valuation Allowance                           (   34.0)%
                                                                  ----------
           Effective Income Tax Rate                                    0.0%
                                                                  ==========

           At December 31, 2001, the Company had net carryforward losses of approximately $744,000. Because of the current uncertainty of realizing the benefits of the tax carryforward, a valuation allowance equal to the tax benefits for deferred taxes has been established. The full realization of the tax benefit associated with the carryforward depends predominantly upon the Company's ability to generate taxable income during the carryforward period.

                     INTERNATIONAL GLASS PROTECTION, INC.
                         (A Development Stage Company)
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2001


NOTE 2 -   INCOME TAXES  (Continued)

           Deferred tax assets and liabilities reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and amounts used for income tax purposes. Significant components of the Company's deferred tax assets and liabilities as of December 31, 2001 are as follows:

           Deferred Tax Assets
           Loss Carryforwards                                  $    253,000
           Less:  Valuation Allowance                              (253,000)
                                                               ------------
           Net Deferred Tax Assets                             $          -
                                                               ============

           Net operating loss carryforwards expire in 2021.

NOTE 3 -   NON-CASH FINANCIAL ACTIVITIES

           o The Company issued a total of 320,410 shares of common stock for property and equipment with a fair value of $320,410. An additional 141,500 shares were issued, but are being canceled and are not reflected as outstanding in the financial statements.

           o The Company issued 146,000 shares of common stock to acquire the lease to its current operating facilities and the related security deposit of $30,000. The Company has recorded a deferred lease acquisition asset in the amount $116,000 which will be expensed on the straight line basis through January 31, 2004, the end of the lease.

           o The Company issued 9,341,575 shares of common stock to acquire exclusive dealership rights for its products in the United States. As a result of this transaction, the grantor of the rights acquired control of the Company. Accordingly, no value has been assigned to the rights, as they had no historical basis in the accounts of the grantor.

                     INTERNATIONAL GLASS PROTECTION, INC.
                         (A Development Stage Company)
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2001


NOTE 3 -   NON-CASH FINANCIAL ACTIVITIES (Continued)

           o The Company issued 608,515 shares of common stock, valued at $608,515, to two officers for services.

NOTE 4 -   DEALER RIGHTS

           The Company has entered into an agreement with Thunder Box Limited ("TBL"), a South Pacific entity based in Australia, through which it acquired the exclusive rights to represent, market, sell, distribute and install the safety and security film laminate products now existing and future products offered by TBL within the United States. The agreement is for five years, commencing September 19, 2001. The agreement will automatically renew for successive five year terms unless terminated by either party serving notice to the other not less than ninety days prior to termination.

NOTE 5 -   COMMITMENTS AND CONTINGENCIES

           o       The Company occupies its premises  pursuant  to  a   lease
              expiring January 31, 2004. Future minimum lease payments are as follows:

                              Period ended December 31, 2002$ 47,942
                                               2003           49,856
                                               2004            4,168

                Rent expense recorded in the financial statements is $31,505.

             o       The  Company   has   agreed   to certain minimum purchases
                pursuant  to  the  dealer  agreement  described  in  Note 5, as amended. Future minimum purchase commitments through the expiration of the initial five year term, based on current prices, are as follows:

                Period ended December 31, 2002  $  50,000
                                          2003    121,406
                                          2004    502,969
                                          2005    832,500
                                          2006    624,375

                      INTERNATIONAL GLASS PROTECTION, INC.
                         (A Development Stage Company)
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2001NOTE 6 -   CONCENTRATION

           Pursuant to the dealer agreement described in Note 4, the Company has agreed to sell and market only the TBL products. The Company has agreed not to distribute, sell and/or install products that are potentially competitive in any way with the TBL products without prior written consent of TBL. Violation is grounds for immediate termination of the agreement. Termination of the dealer agreement or a disruption in the supply of TBL products could have a material adverse impact on the operations of the Company.

NOTE 7 - NOTES PAYABLE

           The Company has received advances from individuals pursuant to various promissory notes. All of the notes bear interest at the rate of 10% per year and are due at various dates through December 2002. Of these loans, $21,180 has been advanced from a shareholder/director.

           Effective June 30, 2002, noteholders aggregating $34,930 have elected to convert their notes into preferred stock of the Company. This amount is classified in the balance sheet as a long-term liability.

NOTE 8 - SUBSEQUENT EVENTS

         o During 2002, the Company received additional advances pursuant to promissory notes aggregating $38,525. These advances have also been converted into preferred stock effective June 30, 2002.

         o On June 4, 2002, all of the outstanding common stock of the Company was acquired by Benchmark Technology Corporation ("Benchmark"). As a result of the acquisition, the former shareholders of the Company will be in control of Benchmark. Therefore, this transaction will be accounted for as a reverse acquisition of Benchmark by the Company.

Exhibit B  -  Unaudited Proforma Consolidated Financial Data

                        BENCHMARK TECHNOLOGY CORPORATION
                UNAUDITED PROFORMA CONSOLIDATED FINANCIAL DATA


The Unaudited Proforma Consolidated Balance Sheet of Benchmark Technology Corporation (the "Company") as of March 31, 2002 (the "Proforma Balance
Sheet") and, together with the Proforma Statement of Operations (the
"Proforma Financial Statements"), have been prepared to illustrate the estimated effect of the acquisition of International Glass Protection, Inc.
The Proforma Financial Statements do not reflect any anticipated cost savings from the acquisitions, or any synergies that are anticipated to result from the acquisition, and there can be no assurance that any such cost savings or synergies will occur. The Proforma Statement of Operations gives proforma effect to the amortization of the Company relating to the acquisition. The Proforma Financial Statements do no purport to be indicative of the financial position of the Company that would have actually been obtained had such acquisition been completed as of the assumed date. The proforma adjustments are described in the accompanying notes and are based upon available information and certain assumptions that the Company believes are reasonable.

                     BENCHMARK TECHNOLOGY CORPORATION
                       (A Development Stage Company)
                     PROFORMA COMBINED BALANCE SHEET
                                  AS AT
                              MARCH 31, 2002
                                UNAUDITED


BALANCE SHEET - ASSETS


                        Pro Forma     Pro Forma      Pro Forma    Combined
                        Benchmark     International  Adjustments  Company
                        Technology    Glass
                        Corporation   Protection, Inc.
                        ---------------------------------------------------
CURRENT ASSETS
Cash                    $       0       $      0            -     $       0
                        ---------------------------------------------------

Total Current Assets            0              0            -             0

Property and equipment,
net of accumulated
depreciation of $-0-            -        320,410            -       320,410

Security deposit                -         30,000            -        30,000

Deferred lease acquisition
costs, net of accumulated
amortization                    -         91,142            -        91,142
                        ---------------------------------------------------


Total assets            $       -      $ 441,552            -     $ 441,552
                        ===================================================


                     BENCHMARK TECHNOLOGY CORPORATION
                       (A Development Stage Company)
                      PROFORMA COMBINED BALANCE SHEET
                                    AS AT
                                MARCH 31, 2002
                                  UNAUDITED

BALANCE SHEET - LIABILITIES & EQUITY

                        Pro Forma     Pro Forma      Pro Forma    Combined
                        Benchmark     International  Adjustments  Company
                        Technology    Glass
                        Corporation   Protection, Inc.
                        -------------------------------------------------
LIABILITIES & EQUITY

Current Liabilities

Cash overdraft          $       -     $      298            -   $     298
Accrued expenses                -        102,531            -     102,531
Note payable                    -         57,630            -      57,630
                        -------------------------------------------------

  Total current
     liabilities                -        160,459            -     160,459
                        -------------------------------------------------

  Total liabilities             -        160,459            -     160,459
                        -------------------------------------------------

Stockholders' Equity

Common Stock, $0.001
  par value; issued
  and outstanding            2,940        10,416          584      13,940

Additional
  paid-in capital           61,760     1,065,019      (65,284)  1,061,495

Deficit accumulated
during the development
stage                      (64,700)     (794,342)      64,700    (794,342)
                        --------------------------------------------------

Total stockholders'
equity                           -       281,093            -     281,093
                        --------------------------------------------------

Total liabilities
and stockholders'
equity                           -    $  441,552            -  $  441,552
                        =================================================


                       BENCHMARK TECHNOLOGY CORPORATION
                            CONSOLIDATED PRO FORMA
                            STATEMENT OF OPERATIONS
                        For Year Ended December 31, 2001
                                   UNAUDITED


STATEMENT OF OPERATIONS

                        Pro Forma     Pro Forma      Pro Forma    Combined
                        Benchmark     International  Adjustments  Company
                        Technology    Glass
                        Corporation   Protection, Inc.
                        ---------------------------------------------------
Revenues                $   4,173       $       0            -    $   4,173
                        ---------------------------------------------------

General and
administrative
expenses                   21,941         744,242            -      766,183

Loss from
sale of assets             19,672               -            -       19,672
                        ---------------------------------------------------

Loss from
operations before
provision for
income taxes              (37,440)       (744,242)           -     (781,682)

Provision for
income taxes                    -               -            -            -
                        ---------------------------------------------------

Net loss               $  (37,440)      $(744,242)           -   $ (781,682)
                       ====================================================

Net loss per
share - basic
and diluted            $  (0.00)        $(   0.07)               $  (  0.06)
                       ====================================================

Weighted average
number of common
shares outstanding      2,940,000      10,416,500      583,500   13,940,000
                       ====================================================


                       BENCHMARK TECHNOLOGY CORPORATION
                       (A Development Stage Company)
                  Proforma Combined Statement of Operations
                      For Three Months Ending March 31, 2002
                                   UNAUDITED


STATEMENT OF OPERATIONS

                        Pro Forma     Pro Forma      Pro Forma    Combined
                        Benchmark     International  Adjustments  Company
                        Technology    Glass
                        Corporation   Protection, Inc.
                        ---------------------------------------------------
Revenues                $       -       $       -            -    $       -
                        ---------------------------------------------------

General and
administrative
expenses                        -          50,100            -       50,100
                        ---------------------------------------------------

Loss from
operations before
provision for
income taxes                    -        (50,100)            -     (50,100)

Provision for
income taxes                    -               -            -            -
                        ---------------------------------------------------

Net loss               $        -       $(50,100)            -    $(50,100)
                       ====================================================

Net loss per
share - basic
and diluted            $         -      $       -            -            -
                       ====================================================

Weighted average
number of common
shares outstanding       2,940,000     10,416,500      583,500   13,940,000
                       ====================================================


                         BENCHMARK TECHNOLOGY CORPORATION
               NOTES TO UNAUDITED PROFORMA CONSOLIDATED FINANCIALS


NOTE 1 - For the purposes of this proforma balance sheet, March 31, 2002 financial information was used, as it was the last Balance Sheet presented by the Registrant.

NOTE 2 - The following is a description of the proforma adjustments as of March 31, 2002 for the proforma balance sheet:

            a) To record the exchange of 11,000,000 shares of Benchmark
               Technology Corporation for the acquisition of International Glass Protection, Inc.

            b) To record the elimination of the investment in International
               Glass Protection, Inc.

            c) To record the reverse acquisition entries recapitalizing
               International Glass Protection into Benchmark Technology Corporation.